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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 21, 2004


                                ________________

                         Northeast Indiana Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


                                 _______________


         Delaware                          0-26012               35-1948594
(State or other jurisdiction of        (Commission File)      (IRS Employer
incorporation or organization)             Number            Identification No.)

                648 North Jefferson Street, Huntington, IN 46750
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (260) 356-3311

                               ___________________

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Item 5.  Other Events.

     On January 21, 2004, Northeast Indiana Bancorp, Inc. issued a news release announcing earnings for the period ended December 31, 2003. The release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.
              ---------

               The following Exhibit is being furnished herewith:

               99.1 Press Release of Northeast Indiana Bancorp, Inc., dated
                    January 21, 2004.

Item 12. Results of Operations and Financial Condition.

     On January 21, 2004, Northeast Indiana Bancorp, Inc. issued a news release announcing its financial results for the quarter and year ended December 31, 2003. The news release is attached as Exhibit 99.1 to this report and is incorporated into this Item by reference. The information in this Form 8-K, including the exhibits, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         NORTHEAST INDIANA BANCORP, INC.

                                    By:  /S/Stephen E Zahn
                                         -----------------
                                         Stephen E. Zahn
                                         President and Chief Executive Officer
                                         Dated:  January 21, 2004

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                                  Exhibit Index
                                  -------------

Exhibit
Number                     Description of Exhibit
------                     ----------------------

99.1     Press Release of Northeast Indiana Bancorp, Inc. dated January 21, 2004

                                            Exhibit 99.1

#41527489